Debt	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Debt	DEBT
Debt at December 31, consisted of the following Senior Notes:

($ in millions)				2024		2023
Principal Amount	Interest Rate	Issuance Date	Maturity Date	Carrying Value	Fair Value	Carrying Value	Fair Value
$500	2.45%	August 2016	2027	$499	$479	$499	$469
500	2.50	March 2022	2027	499	479	498	469
300	6 5/8	March 1999	2029	298	320	298	329
550	4.00	October 2018	2029	547	534	547	543
500	3.20	March 2020	2030	498	462	497	462
500	3.00	March 2022	2032	497	439	496	446
400	6.25	November 2002	2032	397	430	397	446
500	4.95	May 2023	2033	497	495	496	513
350	4.35	April 2014	2044	347	298	347	314
400	3.70	January 2015	2045	396	308	396	325
850	4.125	April 2017	2047	842	684	842	756
600	4.20	March 2018	2048	591	490	591	534
500	3.95	March 2020	2050	491	386	491	422
500	3.70	March 2022	2052	494	369	494	403
Total				$6,893	$6,173	$6,889	$6,431
All of the outstanding debt was issued by The Progressive Corporation and includes amounts that were borrowed for general corporate purposes, which may include contributions to the capital of its insurance subsidiaries, payments of debt at maturity, or may be used, or made available for use, for other business purposes. Fair values for these debt instruments are obtained from external sources. There are no restrictive financial covenants or credit rating triggers on the outstanding debt.
Interest on all debt is payable semiannually at the stated rates. All principal is due at the stated maturity. Each note is redeemable, in whole or in part, at any time; however, the redemption price will equal the greater of the principal amount of the note or a “make whole” amount calculated by reference to the present values of remaining scheduled principal and interest payments under the note. There was no short-term debt outstanding at December 31, 2024 or 2023.
Aggregate required principal payments on debt outstanding at December 31, 2024, were as follows:

(millions)	Payments
2025	$0
2026	0
2027	1,000
2028	0
2029	850
Thereafter	5,100
Total	$6,950
Prior to certain issuances of our debt securities, we entered into forecasted transactions to hedge against possible rises in interest rates. When the contracts were closed upon the issuance of the applicable debt securities, we recognized the unrealized gains (losses) on these contracts as part of accumulated other comprehensive income (see Note 1 – Reporting and Accounting Policies, Investments for further discussion). These unrealized gains (losses) are amortized as adjustments to interest expense over the life of the related notes.
The following table shows the original gain (loss) recognized at debt issuance and the unamortized balance at December 31, 2024, on a pretax basis:

(millions)	Unrealized Gain (Loss) at Issuance	Unamortized Balance at December 31, 2024
6 5/8% Senior Notes due 2029	$(4)	$(2)
6.25% Senior Notes due 2032	5	2
4.35% Senior Notes due 2044	(2)	(1)
3.70% Senior Notes due 2045	(13)	(10)
4.125% Senior Notes due 2047	(8)	(7)
In 2024, 2023, and 2022, there were minimal net reclassifications of net pretax unrealized losses from accumulated other comprehensive income to interest expense on our closed debt issuance cash flow hedges.
During 2024, The Progressive Corporation renewed its line of credit with PNC Bank, National Association (PNC), in the maximum principal amount of $300 million. Subject to the terms and conditions of the line of credit documents, advances under the line of credit, if any, will bear interest at a variable rate equal to the 1-month term Secured Overnight Financing Rate (SOFR) plus 1.10%. Each advance must be repaid on the 30th day after the date of the advance or, if earlier, on April 30, 2025, the expiration date of the line of credit. Prepayments are permitted without penalty. The line of credit is uncommitted and, as such, all advances are subject to PNC’s discretion. We had no borrowings under the line of credit in 2024 or 2023.